WRL FREEDOM ELITE(SM)
                         SUPPLEMENT DATED MAY 1, 2001 TO
                          PROSPECTUS DATED MAY 1, 2001




     This Supplement discusses the Adjustable Term Insurance Rider and the Death Benefit Extension Rider that are available under the WRL Freedom Elite(SM) (the "Policy"). Terms used in this Supplement have the same meaning as the terms in the prospectus.


     The following is added as a new subsection under the section entitled "Supplemental Benefits (Riders)" on page 60 of the prospectus:


Adjustable Term Insurance Rider ("ATIR")


     The ATIR provides a death benefit upon the death of the insured that is in addition to the death benefit under the Base Policy. This rider can only be added at issue of your Policy and for issue ages 18 through 80. The amount of the death benefit payable under the rider adjusts over time, subject to the terms of the rider and the Policy. This rider is not available in all states and currently may not be available through all distribution channels.


     We require an initial minimum ATIR target death benefit of $4,000.


     We cap the ATIR death benefit at four (4) times the total of the Base Policy's specified amount and the amount of Primary Insured Rider Plus coverage. In other words, if the Base Policy's specified amount is $1,000,000 and your Primary Insured Rider Plus face amount is $500,000, the maximum ATIR death benefit will be $6,000,000. Underwriting may place further limitations on the maximum ATIR death benefit.


     During any policy year, we will not accept premiums that exceed two (2) times the ATIR Maximum Target Death Benefit at issue, reduced by interest in advance. The ATIR Maximum Target Death Benefit is the maximum ATIR death benefit at issue, as specified in your Policy. If your payment should exceed this amount, we will refund the excess premium amount. For more information, please contact your agent.

 ATIR Death     Upon our receipt of due proof that the insured's death
 Benefit        occurred while the ATIR was in force, the amount of the
                death benefit payable under the ATIR will generally be the lesser of:
                o  the ATIR target death benefit you selected at the rider's issue, as shown on the target death benefit page attached to your Policy; or
                o  the return of premium(s) you paid on the Policy up to
                   an annual maximum, plus interest.


     The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough.


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     Even when the ATIR death benefit is reduced to zero by virtue of the operation of the "limitation percentage," your rider remains in effect until you remove it from your Policy. If later the base death benefit drops, the ATIR coverage could reappear.


     At age 85, when the PIR Plus terminates, the face amount of coverage under that rider may be added to coverage under the ATIR and the ATIR charge will apply to the transferred coverage.




 ATIR charge     The ATIR charge is a cost of insurance charge that is
                 calculated by multiplying the monthly cost of insurance rate for the ATIR by the ATIR death benefit in effect on each Monthiversary. The cost of insurance rates for the ATIR are based on the insured's issue age, gender, rate class, and length of time that the rider has been in force. We deduct the charge from each subaccount and the fixed account in accordance with your current premium allocation instructions.


     The total charges you pay may be less if you have greater coverage under an ATIR rather than under the Base Policy and the PIR Plus rider. The monthly guaranteed maximum costs of insurance rates for this rider are in your Policy.


     This rider is not available if you have chosen:
        --> Death Benefit Option B;
        --> the Disability Waiver Rider; or
        --> the Disability Waiver and Income Rider.


     The rider does not contribute to the Policy's cash value or cash surrender value. It cannot be used for a Policy loan. We do not assess any additional surrender charge for the ATIR.


     The rider will terminate on the earliest of:
        -->  the date the Policy terminates;
        --> the effective date of any change in the Death Benefit Option type under the Policy;
        --> the Monthiversary when the rider terminates at the owner's written request; or
        --> the anniversary nearest the maturity date if maturity is elected under the Base Policy or if you elect to continue coverage after maturity with the Base Policy death benefit equal to the cash value (Option 1 under Benefits at Maturity on page 57 of the prospectus). However, at attained age 95, if the Death Benefit Extension Rider has been elected, coverage under the ATIR also continues. At attained age 100, if the Death Benefit Extension Rider is on the Policy, any death benefit associated with the ATIR will become part of the Base Policy's specified amount.


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     If you have the ATIR on your Policy, the following transactions will cause any future scheduled increases in the maximum target death benefit to be discontinued:

     o a cash withdrawal;
     o a decrease in the specified amount; or
     o taking a loan.

     The following is added to the section entitled "Risk Summary" on page 9 of the prospectus:




 Leverage Risks     Please be aware that the investment returns under the Policy are not guaranteed. If you purchase any portion of this Policy using loan proceeds, and investment returns are less than expected, or your loan and withdrawal history under the Policy results in lower than expected cash value, you may be required to pay additional premiums in order to maintain the Policy in force. Such costs would be in addition to the principal and interest accruing on loans outside the Policy.


     The following is added at the end of the section entitled "Death Benefit -- Death Benefit Proceeds" on page 44 of the prospectus:


Effect of Adjustable Term Insurance Rider ("ATIR") on the Death Benefit

     The ATIR provides a death benefit upon the death of the insured that supplements the death benefit under the Base Policy. Upon our receipt of due proof that the insured's death occurred while the ATIR was in force, the amount of the death benefit payable under the ATIR will generally be the lesser of:

        (a) the ATIR target death benefit you selected at the rider's issue and is agreeable to us, as shown on the target death benefit page attached to your Policy; or
        (b) the return of premium(s) you paid on the Policy each year up to an annual maximum, plus interest.

     The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough. When determining the ATIR death benefit, no interest is credited on or after the Policy anniversary on which the insured turns 100.

     The ATIR is not available with Death Benefit Option B. A change from Option A to Option B will cause an ATIR to terminate.

     The following is added as a new subsection under the section entitled "Other Policy Information" on page 56 of the prospectus:

Split Dollar Arrangements

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under

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

the Policy (i.e., cash surrender value or insurance proceeds) are split between the parties. There are different ways of allocating these rights.


     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.


     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.


     The following is added as a new subsection under the section entitled "Supplemental Benefits (Riders)" on page 60 of the prospectus:


Death Benefit Extension Rider


     This rider will extend the life insurance coverage past attained age 100 with no administrative or cost of insurance charges at or after attained age
100. The then current mortality and risk charge associated with the base Policy will apply. This rider can be elected at issue or, if then available, at any time prior to attained age 81. This rider is not available in all states and currently may not be available through all distribution channels.


     With this rider on your Policy, life insurance coverage automatically extends on the maturity date (attained age 95) to attained age 100 with all benefits and all charges as set forth in your Policy. At attained age 100, we will discontinue taking monthly deductions for cost of insurance and administrative charges.



 Death Benefit Extension      o   The rider is pre-funded. The charge is
 Rider charge                     deducted from your Policy's cash value each
                                  month from the date the rider is issued until attained age 100;

                              o The charge is added to the cost of insurance charges deducted each month for the Base Policy, any ATIR and any PIR Plus; and

                              o The charge is based on the insured's age when the rider is issued.

                              o These charges may extend over a long period of time and may be significant. You should examine these charges carefully before you purchase this rider.

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Conditions on and after       o   All riders will terminate and the death
 age 100 benefit under the ATIR will be added to the Base Policy's specified amount.

                              o No future premium payments will be accepted without our consent unless required to prevent lapse of the Policy. Additional loan payments may be necessary to keep the Policy in force.

                              o Loan interest will continue to accumulate on any outstanding Policy loans.

                              o The death benefit may not be increased or decreased.


     If you elect the Death Benefit Extension Rider, the limitation percentage would be 101% at your attained age 100%.


     The following paragraph is added after the second paragraph under the section entitled "Federal Income Tax Considerations -- Tax Treatment of Policy Benefits" on page 52 of the prospectus:


     Death Benefit Extension Rider. Under the Death Benefit Extension Rider, you may continue your Policy after the insured attains age 100. The tax consequences associated with continuing your Policy after attained age 100 are uncertain and a tax advisor should be consulted about these consequences.



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